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                                  UNITED STATES

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2004
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                             ON2 TECHNOLOGIES, INC.
             (Exact Name of registrant as specified in its charter)

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
           Delaware                                 1-15117                              84-1280679
(State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
        incorporation)

      21 Corporate Drive, Suite 103
         Clifton Park, New York                                         12065
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (646) 292-3533

   Former Name or Former Address, if Changed Since Last Report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On October 27, 2004, On2 Technologies, Inc. (the "Company") entered into a series of definitive agreements with two institutional investors, led by Midsummer Investment Ltd., in connection with a private placement of 4,000 shares of the Company's Series D Convertible Preferred Stock at $1,000 per share which will raise gross proceeds for the Company of $4,000,000. Investors will also receive a one-year warrant to purchase an aggregate of 2,993,197 shares of common stock at an exercise price of $0.65 per share and a five-year warrant to purchase an aggregate of 2,993,197 shares of common stock at an exercise price of $0.76 per share. The Series D Convertible Preferred Stock and warrants are subject to standard weighted-average and anti-dilution protection for issuances of securities below the conversion price.

      The Series D Convertible Preferred Stock is convertible into common stock at an effective conversion price of $0.70 per share. The Company has agreed to sell shares of Series D Convertible Preferred Stock convertible into an aggregate of 5,714,286 shares of common stock. Holders of Series D Convertible Preferred Stock are entitled to receive an 8% annual dividend, payable in cash or shares of common stock at the Company's option, subject to the satisfaction of certain conditions. The announcement by the Company is contained in a press release attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number  Description
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    4.1         Certificate of Designation of Series D Convertible
                Preferred Stock
   10.1         Stock Purchase Agreement
   10.2         Registration Rights Agreement
   10.3         Series A Common Stock Purchase Warrant
   10.4         Series B Common Stock Purchase Warrant
   10.5         Stockholder Voting Agreement
   99.1 On2 Technologies, Inc. Press Release announcing transaction dated October 28, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         On2 Technologies, Inc.
                                         (Registrant)

Date:    October 28, 2004                By:  /s/  DOUGLAS A. MCINTYRE
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                                              Name: Douglas A. McIntyre
                                              Title: Chairman, President and CEO
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                                  Exhibit Index

Exhibit Number  Description
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    4.1         Certificate of Designation of Series D Convertible
                Preferred Stock
   10.1         Stock Purchase Agreement
   10.2         Registration Rights Agreement
   10.3         Series A Common Stock Purchase Warrant
   10.4         Series B Common Stock Purchase Warrant
   10.5         Stockholder Voting Agreement
   99.1 On2 Technologies, Inc. Press Release announcing transaction dated October 28, 2004